SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2011

SILICON SOUTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51906	77-0458478
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 1500 – 701 West Georgia Street
Vancouver, British Columbia, Canada	V7Y 1C6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 601-8503

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

On July 19, 2011, the Registrant advised the firm of Sadler, Gibb & Associates, LLC (“Sadler”), that it had been dismissed as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2011.  The decision to dismiss Sadler was recommended and approved by the Registrant’s Board of Directors.

Except as noted in the paragraph immediately below, the report of Sadler for the fiscal year ended December 31, 2010, did not contain any adverse opinion or disclaimer of opinion and such report was not qualified or modified as to any uncertainty, audit scope or accounting principle.

The report of Sadler on our financial statements for the fiscal year ended December 31, 2010, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of substantial accumulated losses as of the fiscal years ended December 31, 2010 and 2009, respectively.

During the fiscal year ended December 31, 2010, and the subsequent interim period up to and including the date of the Registrant’s dismissal of Sadler, there have been no disagreements with Sadler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sadler would have caused them to make reference thereto in their report on the financial statements for such periods.

On July 21, 2011, the Registrant provided a draft copy of this report on Form 8-K to Sadler, requesting their comments on the information contained therein.  The responsive letter from Sadler is filed as an exhibit to this current report on Form 8K.

(b)

On July 19, 2011, the Registrant engaged the firm of MaloneBailey, LLP, (“MB”), as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2011.

During the fiscal years ended December 31, 2010 and  2009, and the subsequent interim period prior to the engagement of MB, neither the Registrant nor anyone on its behalf consulted with MB regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage MB was recommended and approved by the Registrant’s Board of Directors.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from Sadler, Gibb & Associates, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2011

Silicon South, Inc.

/s/ “Brian Hauff”

Brian L. Hauff

President and Director

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